Exhibit 10


                          THE WASHINGTON WATER POWER COMPANY
                           NON-EMPLOYEE DIRECTOR STOCK PLAN


          1.   Establishment, Purpose and Duration of the Plan
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               (a)   The Washington Water Power Company hereby establishes
                     "The Washington Water Power Company Non-Employee Director Stock Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan provides for the automatic grant of Common Stock to non-employee directors.

               (b) The Plan shall become effective as of January 1, 1996 (the "Effective Date"), subject to shareholder approval, and shall remain in effect as provided herein.

               (c) The purpose of the Plan is to provide ownership of the Company's Common Stock to non-employee members of the Board of Directors in order to improve the Company's ability to attract and retain highly qualified individuals to serve as directors of the Company, to provide competitive compensation for Board service and to strengthen the commonality of interest between directors and shareholders.

               (d) The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 13, until all shares subject to the Plan have been purchased or acquired according to the Plan's provisions. Unless previously terminated by the Board, the Plan will terminate on the tenth anniversary of the Effective Date.

          2.   Definitions
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               When used herein, the following terms shall have the
          respective meanings set forth below:

               (a)   "Annual Retainer" means the annual retainer payable to
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                     all Non-Employee Directors (exclusive of any per
                     meeting fees, committee chair fees or expense reimbursements). The Annual Retainer shall be prorated based on the number of calendar months (including partial calendar months) a director has served (or is expected to serve) during a Plan Year as a Non-Employee Director, for any director who is newly-elected or appointed to, or leaves, the board of directors of a Participating Company during a Plan Year.

               (b)   "Annual Meeting of Shareholders" means the annual
                      ------------------------------
                     meeting of shareholders of the Company at which directors of the Company are elected.

               (c)   "Board" or "Board of Directors" means the Board of
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                     Directors of the Company.

               (d)   "Committee" means a committee whose members meet the
                      ---------
                     requirements of Section 4(a) herein, appointed from time to time by the Board to administer the Plan.

               (e)   "Common Stock" means the common stock, no par value,
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                     of the Company.

               (f)   "Company" means The Washington Water Power Company, a
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                     Washington corporation, or any successor corporation
                     as provided in Section 15 herein.

               (g)   "Effective Date" of the Plan means January 1, 1996.
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               (h)   "Employee" means any officer or employee of the
                      --------
                     Company or of any Subsidiary (whether or not such Subsidiary participates in the Plan). Directors who are not otherwise employed by the Company shall not be considered Employees for purposes of the Plan.

               (i)   "Exchange Act" means the Securities Exchange Act of
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                     1934, as amended from time to time, or any successor
                     act thereto.

               (j)   "Non-Employee Director" or "Participant" means any
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                     person who is elected or appointed to the board of
                     directors of any Participating Company and who is not an Employee.

               (k)   "Participating Company" means the Company and any
                      ---------------------
                     Subsidiary of the Company whose participation in the Plan has been approved by both the Company's and such Subsidiary's board of directors.

               (l)   "Plan" means the Company's Non-Employee Director Stock
                      ----
                     Plan as set forth herein, as it may be amended from time to time.

               (m)   "Plan Year" means the period commencing on the
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                     Effective Date of the Plan and ending December 31,
                     1996 and, thereafter, the calendar year.

               (n)   "Stock Payment" means the fixed portion of the Annual
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                     Retainer to be paid to Non-Employee Directors in
                     shares of Common Stock rather than cash for services rendered as a director of a Participating Company as provided in Section 6 hereof including that portion of the Stock Payment resulting from the election specified in Section 7 herein.

               (o)   "Subsidiary" means any corporation that is a
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                     "subsidiary corporation" of the Company, as that term
                     is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

          3.   Shares of Common Stock Subject to the Plan
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               Subject to Section 9 below, the maximum aggregate number of shares of Common Stock that may be delivered under the Plan is One Hundred Fifty Thousand (150,000) shares. The Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or through purchases made on the open market.

          4.   Administration of the Plan
               --------------------------

               (a) The Plan will be administered by a committee appointed by the Board, consisting of three or more persons who are not eligible to participate in the Plan. Members of the Committee need not be members of the Board.
                     The Company shall pay all costs of administration of the Plan.

               (b) Subject to the express provisions of the Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Plan. Without limiting the generality of the foregoing, the Committee shall have full power and authority (i) to determine all questions of fact that may arise under the Plan, (ii) to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan and (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, any rules which the Committee determines are necessary or appropriate to ensure that the Company, each Participating Company and the Plan will be able to comply with all applicable provisions of any federal, state or local law, including securities laws. All interpretations, determinations and actions by the Committee will be final, conclusive and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote at a meeting of the Committee (at which members may participate by telephone) or by the unanimous written consent of its members.

          5.   Participation in the Plan
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               (a)   All Non-Employee Directors shall participate in the
                     Plan, subject to the conditions and limitations of the Plan, so long as they remain eligible to participate in the Plan as set forth below.

               (b) No Non-Employee Director shall be eligible for a Stock Payment if, at the time said Stock Payment will be made, such Non-Employee Director owns (or is deemed to own) directly or indirectly, shares of Common Stock representing more than five percent of the total combined voting power of all classes of stock of the Company. Any such Non-Employee Director shall receive his or her Annual Retainer in cash, payable at such time or times as may be determined by the appropriate Participating Company's board of directors.

          6.   Determination of Annual Retainers and Stock Payments
               ----------------------------------------------------

               (a) The Board shall determine the Annual Retainer for all Non-Employee Directors of the Company. The boards of directors of the other Participating Companies shall determine the Annual Retainer for their respective Non-Employee Directors.

               (b) Each director of one or more Participating Companies who is a Non-Employee Director at any time during a Plan Year shall receive a Stock Payment as a portion of the Annual Retainer payable to such director. The Stock Payment shall be made on the first business day following (i) the Company's Annual Meeting of Shareholders held during such Plan Year or (ii) such later date during the Plan Year that the director is elected or appointed to the board of directors of a Participating Company or becomes a Non-Employee Director. The number of shares to be issued to each Participant as a Stock Payment shall be determined by dividing the Market Price into two-thirds of the Annual Retainer payable to such Participant;
                     PROVIDED, HOWEVER, that no fractional shares shall be issued. The Market Price of Common Stock issued by the Company under the Plan shall be the average daily high and low sale prices of the Common Stock as reported in the consolidated transaction reporting system for all trading days during the calendar month preceding the date the Stock Payment is made. The Market Price for shares purchased on the open market shall be that amount actually paid for the purchase of such stock, excluding any brokerage commissions and related fees. Certificates evidencing the shares of Common Stock constituting Stock Payments shall be registered in the respective names of, or as directed by, the Participants and shall be issued, together with a cash payment for any fractional share, to each Participant. The cash portion of the Annual Retainer shall be paid to Non-Employee Directors at such times and in such manner as may be determined by the respective boards of the Participating Companies.

               (c) No Non-Employee Director shall be required to forfeit or otherwise return any shares of Common Stock issued to him or her as a Stock Payment pursuant to the Plan (including any shares of Common Stock received as a result of an election under Section 7) notwithstanding any change in status of such Non-Employee Director which renders him or her ineligible to continue as a Participant in the Plan.

          7.   Election to Increase Amount of Stock Payment
               --------------------------------------------

               In lieu of receiving the cash portion of his or her Annual Retainer, a Participant may make a written election to reduce the cash portion of such Annual Retainer by a specified percentage or dollar amount and have such amount applied to purchase additional shares of Common Stock of the Company. To the extent the Plan remains governed by old Rule 16b-3 (as in effect until May 1, 1991, as extended), each Non-Employee Director may make a one-time only irrevocable election to reduce the Annual Retainer and purchase additional shares of Common Stock. To the extent the Plan becomes governed by new Rule 16b-3 (as effective May 1,
          1991), or any successor provision, each Non-Employee Director may make an annual election as set forth in the following paragraph.

               The election shall be made on a form provided by the Committee and must be returned to the Committee prior to the earlier of (i) six months prior to the Annual Meeting of Shareholders of the Company or (ii) the first day of the Plan Year to which the election relates. The election form shall state the amount by which the Participant desires to reduce the cash portion of his or her Annual Retainer, which shall be applied toward the purchase of Common Stock on the same date that the Stock Payment is made; PROVIDED, HOWEVER, that no fractional shares may be purchased. Any funds withheld but not able to be applied to the purchase of whole shares shall be paid to the Participant in cash. No Participant shall be allowed to change or revoke any election for the relevant year, but may change his or her election for any subsequent Plan Year.

          8.   Shareholder Rights
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               Non-Employee Directors shall not be deemed for any purpose to be or have rights as shareholders of the Company with respect to any shares of Common Stock except as and when such shares are issued and then only from the date of the certificate therefor. No adjustment shall be made for dividends or distributions or other rights for which the record date precedes the date of such stock certificate.

          9.   Adjustment For Changes in Capitalization
               ----------------------------------------

               If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization or recapitalization, reclassification, stock dividend, stock split, reverse stock split, combinations of shares, rights offering, distribution of assets or other distribution with respect to such shares of Common Stock or other securities or other change in the corporate structure or shares of Common Stock, the maximum number of shares and/or the kind of shares that may be issued under the Plan may be appropriately adjusted by the Committee. Any determination by the Committee as to any such adjustment will be final, binding and conclusive. The maximum number of shares issuable under the Plan as a result of any such adjustment shall be rounded down to the nearest whole share.

          10.  Continuation of Directors in Same Status
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               Nothing in the Plan or in any instrument executed pursuant to the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company or any other Participating Company, as the case may be, will retain a Non-Employee Director as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any Participant any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of a Participating Company to terminate a Participant in his or her capacity as a director or otherwise at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him or her as a Participant under the Plan.

          11.  Compliance with Government Regulations
               --------------------------------------

               Neither the Plan nor the Company shall be obligated to issue any shares of Common Stock pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other laws, rules and regulations, by any regulatory agencies or by any stock exchanges upon which the Common Stock may be listed have been fully met.
          As a condition precedent to any issuance of shares of Common Stock and delivery of certificates evidencing such shares pursuant to the Plan, the Board or the Committee may require a Participant to take any such action and to make any such covenants, agreements and representations as the Board or the Committee, as the case may be, in its discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the shares of Common Stock deliverable under the Plan pursuant to the Securities Act of 1933, as amended, or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to comply with any such law, regulation or requirement. Participants are responsible for complying with all applicable federal and state securities and other laws, rules and regulations in connection with any offer, sale or other transfer of the shares of Common Stock issued under the Plan or any interest therein including, without limitation, compliance with the registration requirements of the Securities Act of 1933, as amended (unless an exemption therefrom is available), or with the provisions of Rule 144 promulgated thereunder, if available, or any successor provisions.

          12.  Nontransferability of Rights
               ----------------------------

               No Participant shall have the right to assign the right to receive any Stock Payment or any other right or interest under the Plan, contingent or otherwise, or to cause or permit any encumbrance, pledge or charge of any nature to be imposed on any such Stock Payment (prior to the issuance of stock certificates evidencing such Stock Payment) or any such right or interest.

          13.  Amendment and Termination of Plan
               ---------------------------------

               (a) The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time; provided that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon.

               (b) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligations under any Stock Payment previously granted under the Plan to such Participant, unless such amendment, suspension or termination is required by applicable law.

               (c) Notwithstanding the foregoing, any provision of the Plan that either states the amount and price of securities to be issued under the Plan and specifies the price and timing of such issuances, or sets forth a formula that determines the amount, price and timing of such issuances, shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

          14.  Election to Defer Receipt of Stock Payment
               ------------------------------------------

               (a) In lieu of receiving the Stock Payment, a Participant may make a written election to defer receipt of the Stock Payment until he or she ceases to be a Non-Employee Director of the Company or of any Subsidiary or until such other date as shall be on the election form and approved by the Committee. The election shall be made on a form provided by the Committee and must be returned to the Committee prior to the earlier of (i) six months prior to the Annual Meeting of Shareholders of the Company or (ii) the first day of the Plan Year to which the election relates. No Participant shall be allowed to change or revoke any election for a current year, but may change his or her election for any subsequent Plan Year.

               (b) A Participant who has elected to defer the receipt of a Stock Payment (i) shall be an unsecured creditor of the Company with respect to the amount of the deferral and not a shareholder of the Company with respect to the shares of Common Stock which have been deferred and (ii) shall not be entitled to cash dividends or the right to vote such shares. However, for each Plan Year during which the Participant has outstanding a deferral election, the Company shall pay to such Participant, as additional compensation and not as a dividend, the amount of any cash dividends which would have been paid to such Participant had he or she currently been the owner of the number of shares of Common Stock which, during such Plan Year, are subject to such deferral election.

               (c) A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other related limitations as the Committee from time to time may prescribe) to receive, in the event of the death of such Participant, undelivered shares of Common Stock. A Participant may from time to time revoke or change any such beneficiary designation.
                     Any designation of beneficiary under the Plan shall be controlling as to the disposition of such shares; PROVIDED, HOWEVER, that if the Committee shall be in doubt as to the genuine nature of the beneficiary designation, the competence of the Participant at the time the designation is made or the legal right of the designated beneficiary to receive any such shares, such shares may be delivered to the legal representative(s) of the Participant's estate, in which case the Company, the Committee (and the members of the Committee, individually) shall not be under any further liability to any person or party.

               (d) In the event of any change in capitalization described in Section 9, such adjustment shall be made in the number and class of Shares which may be delivered on a deferred basis pursuant to this Section 14 as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; PROVIDED, HOWEVER, that the number of Shares shall always be a whole number.

          15.  Successors
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               All obligations of the Company under the Plan shall be
          binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

          16.  Severability
               ------------

               In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          17.  Governing Law
               -------------

               To the extent not preempted by Federal law, the Plan shall be construed in accordance with, and governed by, the laws of the State of Washington.